UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Issuance of New Senior Notes

On August 11, 2016, Physicians Realty L.P. (the “Operating Partnership”) issued and sold $75,000,000 aggregate principal amount of senior notes, comprised of (i) $25,000,000 aggregate principal amount of 4.09% Senior Notes, Series A, due August 11, 2025 (the “Series A Notes”), (ii) $25,000,000 aggregate principal amount of 4.18% Senior Notes, Series B, due August 11, 2026 (the “Series B Notes”) and (iii) $25,000,000 aggregate principal amount of 4.24% Senior Notes, Series C, due August 11, 2027 (the “Series C Notes,” and together with the Series A Notes and the Series B Notes, the “Notes”), pursuant to that certain Note Purchase and Guarantee Agreement, dated as of August 11, 2016 (the “Note Agreement”), among the Operating Partnership, Physicians Realty Trust (the “Company” and together with the Operating Partnership, the “Obligors”) and each of the Purchasers listed on Schedule A thereto (the “Purchasers”). The payment and performance by the Operating Partnership of its obligations under the Note Agreement and under the Notes are absolutely and unconditionally guaranteed by the Company (the “Parent Guarantee”) and may in the future be guaranteed by certain subsidiaries of the Obligors under certain circumstances.

The proceeds are being used by the Obligors for general corporate purposes, which may include (i) repaying certain borrowings under the existing amended and restated credit agreement to which the Obligors are a party (the “Amended and Restated Credit Agreement”) and (ii) working capital and investment in real estate.

The Series A Notes, the Series B Notes and the Series C Notes will accrue interest on the unpaid balance thereof at the rate of 4.09%, 4.18% and 4.24%, respectively, from August 11, 2016, payable semiannually on February 11 and August 11 of each year, commencing with February 11, 2017, until the principal has become due and payable. The interest rate of each series of Notes was determined pursuant to a customary rate lock letter provided by the Purchasers in May 2016. The Notes may be prepaid prior to their maturity date by the Operating Partnership, or the Operating Partnership may be required to prepay the Notes prior to their maturity date, in certain circumstances, subject to the payment of applicable premiums as required by the Note Agreement.

The Note Agreement contains covenants that are substantially similar to those contained in the Amended and Restated Credit Agreement, including financial covenants that require compliance with leverage and coverage ratios and maintenance of minimum tangible net worth, as well as other affirmative and negative covenants that may limit, among other things, the Obligors' ability to incur additional debt, make distributions or investments, incur liens and sell, transfer or dispose of assets. The Note Agreement also includes customary representations and warranties and customary events of default substantially similar to those contained in the Amended and Restated Credit Agreement.

The representations, warranties and covenants contained in the Note Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk among the parties thereto. Accordingly, the representations and warranties in the Note Agreement are not necessarily characterizations of the actual state of facts of the Obligors and their subsidiaries at the time they were made or otherwise should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission. Investors are not third-party beneficiaries of, and should not rely upon, such representations, warranties and covenants.

The Notes and related Parent Guarantee are the unsecured unsubordinated indebtedness of the Obligors and rank equal in right of payment with all other unsecured and unsubordinated Indebtedness of the Obligors.

The foregoing summary of the Note Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Amendment of Existing Senior Notes

On August 11, 2016, the Operating Partnership and the Company also entered into a First Amendment (the “Amendment”) to the Note Purchase and Guarantee Agreement, dated January 7, 2016 (the “January Note Agreement”), among the Operating Partnership, the Company and each of the purchasers listed on Schedule A thereto, related to the Operating Partnership's issuance and sale of $150,000,000 aggregate principal amount of senior notes, comprised of (i) $15,000,000 aggregate principal amount of 4.03% Senior Notes, Series A, due January 7, 2023 (the “January Series A Notes”), (ii) $45,000,000 aggregate principal amount of 4.43% Senior Notes, Series B, due January 7, 2026 (the “January Series B Notes”), (iii) $45,000,000 aggregate principal amount of 4.57% Senior Notes, Series C, due January 7, 2028 (the “January Series C Notes”) and (iv) $45,000,000 aggregate principal amount of 4.74% Senior Notes, Series D, due January 7, 2031 (together with the January Series A Notes, the January Series B Notes and the January Series C Notes, the “January Notes”). Pursuant to the Amendment, the January Note Agreement was amended to make certain conforming changes to its terms to those contained in the Note Agreement, including certain changes to affirmative covenants, negative covenants and definitions contained therein. The Amendment was consented to, and executed by, holders of greater than 50% of the outstanding principal amount of the January Notes (the “Required Noteholders”).

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01.     Financial Statement and Exhibits.

(d)  Exhibits.

10.1	Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among the Operating Partnership, the Company and each of the Purchasers.
10.2	Form of Series A Notes (included in Exhibit 10.1).
10.3	Form of Series B Notes (included in Exhibit 10.1).
10.4	Form of Series C Notes (included in Exhibit 10.1).
10.5	First Amendment to the Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among the Operating Partnership, the Company and the Required Noteholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2016		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas

John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among the Operating Partnership, the Company and each of the Purchasers.
10.2	Form of Series A Notes (included in Exhibit 10.1).
10.3	Form of Series B Notes (included in Exhibit 10.1).
10.4	Form of Series C Notes (included in Exhibit 10.1).
10.5	First Amendment to the Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among the Operating Partnership, the Company and the Required Noteholders.